THE ALGER RETIREMENT FUND

  SUPPLEMENT DATED NOVEMBER 12, 1999 TO THE PROSPECTUS DATED MARCH 1, 1999, AS
                          SUPPLEMENTED APRIL 27, 1999

The Section entitled "Investments: The Alger Retirement Fund" on pages 2-3 of the Prospectus is hereby supplemented as follows:

Although the fundamental policies of the Fund applicable to the Alger Capital Appreciation Retirement Portfolio permit the Portfolio to employ leveraging - - that is, borrowing money to purchase additional securities - - effective immediately, the Portfolio will discontinue any use of this investment technique.


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                            THE ALGER RETIREMENT FUND

 SUPPLEMENT DATED NOVEMBER 12, 1999 TO THE STATEMENT OF ADDITIONAL INFORMATION
              DATED MARCH 1, 1999, AS SUPPLEMENTED APRIL 27, 1999

The Sections entitled "The Portfolios" and "Investment Strategies and Policies" on pages 2-10 of the Statement of Additional Information are hereby supplemented as follows:

Although the fundamental policies of the Fund applicable to the Alger Capital Appreciation Retirement Portfolio permit the Portfolio to trade in options on securities, securities indexes and futures, to enter into futures contracts, to sell securities short against the box, and to employ leveraging - - that is, borrowing money to purchase additional securities - - effective immediately, the Portfolio will discontinue any use of these investment techniques.